SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities

 Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

STREAMTRACK, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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STREAMTRACK, INC.

NOTICE OF SPECIAL MEETING

AND

PROXY STATEMENT

_____________________

________, 2015

at ______, Pacific Time

_____________________

347 Chapala Street

Santa Barbara, CA 93101

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STREAMTRACK, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON _________, 2015

A Special Meeting of Stockholders (the “Special Meeting”) of StreamTrack, Inc. (the “Company”) will be held at 347 Chapala Street, Santa Barbara, CA 93101, on _______, _________, 2015, at _________ Pacific Time, to consider the following proposals:

1.	To approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 1,000,000,000 to an unlimited number;

2.

To approve an amendment to the Company’s Articles of Incorporation to allow for shareholders to take actions by the written consent of the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted; and

3.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE SPECIAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” Proposals 1 and 2.The Company intends to mail the Proxy Statement and Proxy Card enclosed with this notice on or about _________, 2015 to all stockholders entitled to vote at the Special Meeting. Only stockholders of record at the close of business on _________, 2015 will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Special Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Special Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Special Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy Card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held ______, 2015. The Proxy Statement is available at: _____________.

By Order of the Board of Directors

/s/ Michael Hill
Michael Hill
Chairman and Chief Executive Officer

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

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StreamTrack, Inc.

 347 Chapala Street

Santa Barbara, CA 93101

______________________

PROXY STATEMENT

 _______________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of StreamTrack, Inc. (“StreamTrack”, the “Company”, “we”, “us”, or “our”) to be voted at the Special Meeting of Stockholders (“Special Meeting”) which will be held at ___________on _________, ________, 2015, at _________ Pacific Time, and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about _________, 2015.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Special Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Special Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on ________, 2015, will be entitled to receive notice of, attend and vote at the meeting.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Special Meeting. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

•	this Proxy Statement for the Special Meeting; and

•	the Proxy Card or vote instruction form for the Special Meeting.

What is the Proxy Card?

The Proxy Card enables you to appoint Michael Hill, our Chairman and Chief Executive Officer, as your representative at the Special Meeting. By completing and returning a Proxy Card, you are authorizing Mr. Hill to vote your shares at the Special Meeting in accordance with your instructions on the Proxy Card. This way, your shares will be voted whether or not you attend the Special Meeting.

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting on the cover page of this Proxy Statement, including (i) to approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 1,000,000,000 to an unlimited number, and (ii) to approve an amendment to the Company’s Articles of Incorporation to allow for shareholders to take actions by the written consent of the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted.

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What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the voting power of our holders of common stock and Series B Preferred Stock, voting together as a single class, issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of January 6, 2015, there were 744,966,677 shares of the Company’s common stock and 200,000 shares of Series B Preferred Stock issued and outstanding. Each share of Series B Preferred Stock entitles the holder to cast such number of votes equal to 0.000255% of the total number of votes entitled to be cast. Thus, the holders of the 200,000 outstanding shares of Series B Preferred Stock collectively own 51% of the voting power of the Company’s stockholders. The 200,000 outstanding shares of Series B Preferred Stock are held by Michael Hill, our Chief Executive Officer and Chairman, and Aaron Gravitz, our director, each of whom own 100,000 shares.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on _______, 2015, your shares were registered directly in your name with our transfer agent, Manhattan Transfer Registrar Company, you are considered a stockholder of record with respect to those shares, and the Notice of Special Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the Proxy Card to us. Whether or not you plan to attend the Special Meeting, if you do not vote over the Internet or telephonically, please complete, date, sign and return a Proxy Card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on ________, 2015, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Special Meeting and Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•	By Telephone. You may vote by calling the toll free number found on the Proxy Card.

•	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the Special Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•	By Telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•

In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Special Meeting, you must obtain a legal proxy from the organization that holds your shares.

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Abstentions and broker non-votes

While the inspectors of election will treat shares represented by Proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 1,000,000,000 to an unlimited number, is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal.

What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the proposed amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 1,000,000,000 to an unlimited number, but cannot vote on non-routine matters, such as the proposed amendment to the Company’s Articles of Incorporation to allow for shareholders to take actions by the written consent of the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•	for approval of the amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 1,000,000,000 to an unlimited number; and

•

for approval of the amendment to the Company’s Articles of Incorporation to allow for shareholders to take actions by the written consent of the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted.

With respect to any other matter that properly comes before the meeting, the proxy holder will vote as recommended by the Board of Directors or, if no recommendation is given, in his own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our common stock and Series B Preferred Stock do not have appraisal rights under Wyoming law or under the governing documents of the Company in connection with this solicitation.

How are Proxy materials delivered to households?

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to StreamTrack, Inc., 347 Chapala Street, Santa Barbara, CA 93101Attention: Corporate Secretary.

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Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors has any interest in any of the matters to be acted upon at the Special Meeting.

How much stock is owned by 5% stockholders, directors, and executive officers?

The following table sets forth the number of shares of common stock known to be beneficially owned by all persons who own at least 5% of the Company’s outstanding common stock, the Company's directors and officers, and the directors and officers as a group as of January 6, 2015. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

	Common Stock	Percentage
	Beneficially	Common
Name of Beneficial Owner	Owned**	Stock**
Michael Hill (1)	6,146,523	*
Aaron Gravitz (1)	6,080,583	*
All officers and directors as a group (2 persons)	12,227,106	1.6%

*Less than 1% of the outstanding common stock

** Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, convertible debentures, or preferred shares exercisable or convertible within 60 days of January 6, 2015 are deemed outstanding for computing the percentage of the person holding such securities. Percentages are based on 744,966,677 shares of common stock issued and outstanding as of January 6, 2015.

(1) Michael Hill and Aaron Gravitz each own 100,000 shares of Series B Preferred Stock, together representing 100% of the outstanding shares of Series B Preferred Stock. Shares of Series B Preferred Stock are not convertible into common stock, except that, effective upon the closing of a Qualified Financing, all issued and outstanding shares of Series B Preferred Stock will automatically convert into common stock in an amount determined by dividing the product of the number of shares being converted and the Stated Value of $1.00 by the Conversion Price. The Conversion Price will be equal to the price per share of the common stock sold under the Qualified Financing. A “Qualified Financing” is defined as the sale by the Company in a single offering of common stock or securities convertible into common stock for gross proceeds of at least $5,000,000. Each share of Series B Preferred Stock entitles the holder to cast such number of votes equal to 0.000255% of the total number of votes entitled to be cast. Thus, Mr. Hill and Mr. Gravitz, as the holders of the 200,000 outstanding shares of Series B Preferred Stock, collectively own 51% of the voting power of the Company’s stockholders.

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ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 1,000,000,000 TO AN UNLIMITED NUMBER

Our Board of Directors has approved, subject to shareholder approval, an amendment to our Articles of Incorporation (the “Common Shares Increase Amendment”) to increase the number of authorized shares of the Company’s common stock from 1,000,000,000 to an unlimited number.

If the Common Shares Increase Amendment is approved by our shareholders at the Special Meeting, we intend to file the Common Shares Increase Amendment with the Secretary of State of Wyoming, substantially in the form of Appendix A hereto (provided that, if both the Common Shares Increase Amendment and the Shareholder Written Consent Amendment (see Proposal No. 2 below) are approved by shareholders at the Special Meeting, we may file a single amendment for both actions) as soon as practicable following the Special Meeting. The increase in authorized shares of common stock under the Common Shares Increase Amendment will be effective upon filing with the Secretary of State of Wyoming.

Outstanding Shares and Purpose of the Proposal

Our Articles of Incorporation currently authorizes us to issue a maximum of 1,000,000,000 shares of common stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, par value $0.0001. Our issued and outstanding securities, as of January 6, 2015, on a fully diluted basis, are as follows:

•	744,966,677 shares of common stock;

•

200,000 shares of Series B Preferred Stock (which are not convertible into common stock, except that, effective upon the closing of a Qualified Financing, all issued and outstanding shares of Series B Preferred Stock will automatically convert into common stock in an amount determined by dividing the product of the number of shares being converted and the Stated Value of $1.00 by the Conversion Price. The Conversion Price will be equal to the price per share of the common stock sold under the Qualified Financing. A “Qualified Financing” is defined as the sale by the Company in a single offering of common stock or securities convertible into common stock for gross proceeds of at least $5,000,000.);

•

Convertible notes with variable conversion prices in the aggregate principal amount of $683,957, including (i) notes in the principal amount of $114,350 convertible into common stock at a conversion price equal to a 10% discount to the lowest closing price of the common stock in the last 5 trading days, (ii) notes in the principal amount of $126,850 convertible into common stock at a conversion price equal to a 25% discount to the lowest closing price of the common stock in the last 5 trading days, (iii) notes in the principal amount of $4,200 convertible into common stock at a conversion price equal to a 50% discount to the lowest bid price of the common stock in the last 5 trading days, and (iv) notes in the principal amount of $438,557 convertible into common stock at a conversion price equal to a 45% discount to the lowest trading price of the common stock in the last 20 trading days;

•	Convertible notes in the aggregate principal amount of $1,548,714 which are convertible into common stock at a weighted average fixed conversion price equal to $0.0002; and

•	Warrants to purchase 362,500 shares of common stock at a weighted average exercise price of $0.41.

The Board believes that the increase in authorized shares of common stock will provide the Company greater flexibility with respect to the Company’s capital structure for purposes including additional equity financings and stock based acquisitions.

Effects of the Increase in Authorized Common Stock

The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

At present, other than in connection with the possible conversion of outstanding convertible notes and exercise of outstanding warrants (at the option of their respective holders), the Board of Directors has no other plans to issue the additional shares of common stock to be authorized by the Common Shares Increase Amendment. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other market on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products.

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We could also use the additional shares of common stock that will become available pursuant to the Common Shares Increase Amendment to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although the proposal to increase the authorized common stock has not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, shareholders should be aware that the Common Shares Increase Amendment could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which shareholders of the Company might otherwise receive a premium for their shares over then current market prices. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's shareholders at all times.

Required Vote

Approval of the Common Shares Increase Amendment requires the receipt of the affirmative vote of the holders of the majority of the voting power of our holders of common stock and Series B Preferred Stock, voting together as a single class, issued and outstanding on the record date

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 1,000,000,000 TO AN UNLIMITED NUMBER

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ACTIONS TO BE TAKEN AT THE MEETING (Continued)

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO ALLOW FOR SHAREHOLDERS TO TAKE ACTIONS BY WRITTEN CONSENT OF THE HOLDERS OF THE OUTSTANDING SHARES HAVING NOT LESS THAN THE MINIMUM OF VOTES THAT WOULD BE REQUIRED TO AUTHORIZE OR TAKE THE ACTION AT A MEETING AT WHICH ALL SHARES ENTITLED TO VOTE ON THE ACTION WERE PRESENT AND VOTED

Our Board of Directors has approved, subject to shareholder approval, an amendment to our Articles of Incorporation (the “Shareholder Written Consent Amendment”) to allow for shareholders to take actions by written consent of the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted.

If the Shareholder Written Consent Amendment is approved by our shareholders at the Special Meeting, we intend to file the Shareholder Written Consent Amendment with the Secretary of State of Wyoming, substantially in the form of Appendix B hereto (provided that, if both the Common Shares Increase Amendment (see Proposal No. 1 above) and the Shareholder Written Consent Amendment are approved by shareholders at the Special Meeting, we may file a single amendment for both actions) as soon as practicable following the Special Meeting.

Reasons for and Effect of Amendment

Under the Wyoming Business Corporation Act, actions required or permitted to be taken at a shareholders’ meeting can be taken by unanimous written consent of shareholders, or, if the Articles of Incorporation so provide, by the written consent of the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. Our Articles of Incorporation do not include a provision to allow shareholders to take action by the written consent of the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. Consequently, our shareholders presently cannot take actions by written consent unless such written consent is unanimous. Because of the large number of shareholders of the Company, the lack of such a provision in our Articles of Incorporation effectively requires that the Company hold a shareholder meeting for any action requiring shareholder approval. Matters which require shareholder approval under the Wyoming Business Corporation Act include the election of our board of directors, the approval of certain mergers, amendments to our Articles of Incorporation, and the approval of certain sales of assets. Such actions require the approval of the holders of the majority of the voting power of our shareholders, except for election of our board of directors, which is by plurality vote. Adoption of the Shareholder Written Consent Amendment will allow our shareholders to take such action by written consent by the holders of the majority of the voting power of our shareholders without the need for a shareholder meeting. Currently, our officers and directors, consisting of Michael Hill and Aaron Gravitz, through their ownership of our 200,000 outstanding shares of Series B Preferred Stock, collectively own an aggregate of 51% of the total voting power of our stockholders and are able to control all matters submitted to stockholders. The Board of Directors believes adoption of the Shareholder Written Consent Amendment is in the best interests of the Company because it will allow the Company to expeditiously proceed with actions approved by the Board of Directors and the holders of a majority of the voting power of the Company’s shareholders without the additional expense and time required for holding a shareholder meeting.

Required Vote

 Approval of the Shareholder Written Consent Amendment requires the receipt of the affirmative vote of a majority of the voting power of the common stock and Series B Preferred Stock, voting as a single class, issued and outstanding as of the record date.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO ALLOW FOR SHAREHOLDERS TO TAKE ACTIONS BY WRITTEN CONSENT OF THE HOLDERS OF THE OUTSTANDING SHARES HAVING NOT LESS THAN THE MINIMUM OF VOTES THAT WOULD BE REQUIRED TO AUTHORIZE OR TAKE THE ACTION AT A MEETING AT WHICH ALL SHARES ENTITLED TO VOTE ON THE ACTION WERE PRESENT AND VOTED

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OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Special Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy Card and establishment of the Internet site hosting the proxy material. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ Michael Hill
Michael Hill
Chairman and Chief Executive Officer

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Appendix A

Form of Common Shares Increase Amendment

Certificate of Amendment

of

Articles of Incorporation

of

StreamTrack, Inc.

Articles IV A is hereby amended to read as follows:

A. Capitalization. The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is unlimited, consisting of (a) unlimited shares of Common Stock, par value $0.0001 per share (“Common Stock”), and (b) Five Million (5,000,000) shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”).

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Appendix B

Form of Shareholder Written Consent Amendment

Certificate of Amendment

of

Articles of Incorporation

of

StreamTrack, Inc.

A new Article XIII is hereby added and reads as follows:

Any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting, and without prior notice, if consents in writing setting forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted.

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